EXHIBIT 32.11

CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Paul J. Caudill, Chief Executive Officer of Sierra Pacific Power Company (dba NV Energy), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Annual Report on Form 10-K of Sierra Pacific Power Company for the annual period ended December 31, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sierra Pacific Power Company.

Date: February 23, 2018	/s/ Paul J. Caudill
Paul J. Caudill
Director and Chief Executive Officer
(principal executive officer)